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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): March 9, 2006

                       FARMSTEAD TELEPHONE GROUP, INC.
           (Exact name of registrant as specified in its charter)


          Delaware                     0-15938              06-1205743
(State or other jurisdiction of      (Commission          (IRS Employer
       incorporation)                File Number)       Identification No.)

22 Prestige Park Circle, East Hartford, CT                  06108-3728
 (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code: (860) 610-6000

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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01  REGULATION FD DISCLOSURE

      On March 9, 2006 the Company issued a press release announcing that it had entered into a Master Marketing and Distribution Agreement with Iwatsu Voice Networks, a wholly owned subsidiary of Iwatsu Electric, LTD., Tokyo, Japan. A copy of the press release is attached as Exhibit 99.1


ITEM 9. 01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      99.1  Press release dated March 9, 2006.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------
                                            Robert G. LaVigne
                                            Executive Vice President &
                                            Chief Financial Officer

Date:  March 15, 2006


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